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                                                                  EXHIBIT (G)(2)

                                   SCHEDULE II
                                       TO
                                CUSTODY AGREEMENT
                              As of January 2, 2008


DOMESTIC DIVIDEND FUNDS

WisdomTree Total Dividend
WisdomTree Dividend Top 100
WisdomTree High-Yielding Equity
WisdomTree LargeCap Dividend
WisdomTree MidCap Dividend
WisdomTree SmallCap Dividend

EARNINGS WEIGHTED FUNDS

WisdomTree Total Earnings Fund
WisdomTree Earnings 500 Fund
WisdomTree MidCap Earnings Fund
WisdomTree SmallCap Earnings Fund
WisdomTree Earnings Top 100 Fund
WisdomTree Low P/E Fund
WisdomTree India Earnings Fund

INTERNATIONAL EQUITY FUNDS

WisdomTree DEFA Fund
WisdomTree DEFA High-Yielding Equity Fund
WisdomTree Europe Total Dividend    Fund
WisdomTree Europe High-Yielding Equity Fund
WisdomTree Europe SmallCap Dividend Fund
WisdomTree Japan Total Dividend Fund
WisdomTree Japan High-Yielding Equity Fund
WisdomTree Japan SmallCap Dividend Fund
WisdomTree Pacific ex-Japan Total Dividend Fund
WisdomTree Pacific ex-Japan High-Yielding Equity Fund
WisdomTree International Dividend Top 100 Fund
WisdomTree International LargeCap   Fund
WisdomTree International MidCap Fund
WisdomTree International SmallCap Fund
WisdomTree International Real Estate Fund
WisdomTree Emerging Markets High-Yielding Equity Fund
WisdomTree Emerging Markets SmallCap Dividend Fund

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                                   SCHEDULE II
                                       TO
                                CUSTODY AGREEMENT
                              As of January 2, 2008


INTERNATIONAL SECTOR FUNDS

WisdomTree International Basic Materials Sector Fund
WisdomTree International Communications Sector Fund
WisdomTree International Consumer Cyclical Sector Fund
WisdomTree International Consumer Non-Cyclical Sector Fund
WisdomTree International Energy Sector Fund
WisdomTree International Financial Sector Fund
WisdomTree International Health Care Sector Fund
WisdomTree International Industrial Sector Fund
WisdomTree International Technology Sector Fund
WisdomTree International Utilities Sector Fund